Exhibit 3.2
Confirmation of Service

Form Filed:	Notice of Alteration

Date and Time of Filing:	July 7, 2011 01:20 PM Pacific Time

Alteration Effective Date:	The alteration is to take effect at the time that this application is filed with the Registrar.

Name of Company:	MOUNTAINVIEW ENERGY LTD.

Incorporation Number:	BC0608109

This package contains:
•	Certified Copy of the Notice of Articles

Check your documents carefully to ensure there are no errors or omissions.  If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions.

File Number: 608109

MOUNTAINVIEW ENERGY LTD.

I hereby certify that the documents attached hereto are copies of documents filed with the Registrar of Companies on May 31, 2000

JOHN S. POWELL
Registrar of Companies

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on:  July 7, 2011 01:20 PM Pacific Time
Incorporation Number:            BC0608109
Recognition Date:      Incorporated on May 31, 2000

NOTICE OF ARTICLES
Name of Company:

MOUNTAINVIEW ENERGY LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
3691 WEST KING EDWARD AVENUE VANCOUVER BC V6S 1M8 CANADA	3691 WEST KING EDWARD AVENUE VANCOUVER BC V6S 1M8 CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
3691 WEST KING EDWARD AVENUE VANCOUVER BC V6S 1M8 CANADA	3691 WEST KING EDWARD AVENUE VANCOUVER BC V6S 1M8 CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
MIKKELSEN, BO

Mailing Address:	Delivery Address:
82 SANDARAC CIRCLE NW CALGARY AB T3K3G7	82 SANDARAC CIRCLE NW CALGARY AB T3K3G7

Last Name, First Name, Middle Name:
YOUNG, BRUCE P.

Mailing Address:	Delivery Address:
3338 VIEWMOUNT DR PORT MOODY BC V3H2L7	3338 VIEWMOUNT DR PORT MOODY BC V3H2L7

Last Name, First Name, Middle Name:
Montalban, Patrick M

Mailing Address:	Delivery Address:
PO BOX 488 317 1ST AVENUE SE CUT BANK MT 59427 UNITED STATES	PO BOX 488 317 1ST AVENUE SE CUT BANK MT 59427 UNITED STATES

Last Name, First Name, Middle Name:
Macdonald, Keith Elliott

Mailing Address:	Delivery Address:
203 HERITAGE PLACE CALGARY AB T3Z 3P3 CANADA	203 HERITAGE PLACE CALGARY AB T3Z 3P3 CANADA

Last Name, First Name, Middle Name:
Hop, Dennis J

Mailing Address:	Delivery Address:
#202, 3412 PARKDALE BLVD NW CALGARY AB T2N 3T4 CANADA	#202, 3412 PARKDALE BLVD NW CALGARY AB T2N 3T4 CANADA

Last Name, First Name, Middle Name:
Barringer, Carla

Mailing Address:	Delivery Address:
PO BOX 200, CBM BUILDING 33 FIRST AVENUE SW CUT BANK MT 59427-0200 UNITED STATES	PO BOX 200, CBM BUILDING 33 FIRST AVENUE SW CUT BANK MT 59427-0200 UNITED STATES

AUTHORIZED SHARE STRUCTURE
1. No Maximum	Common Shares	Without Par Value
Without Special Rights or Restrictions attached

2. No Maximum	Preference Shares	Without Par Value
Without Special Rights or Restrictions attached